Exhibit 10.1

Schedule of Backstop Consents

Backstop Party	Backstop Commitment Amount (rounded to the nearest cent)	Forward Contract Purchase Commitment (rounded to the nearest cent)
BG Backstop Partners, L.L.C.	$1,500,000,000.00	$65,340,909.13
GoldenTree Asset Management LP	$1,100,000,000.00	$47,916,666.69
Funds advised by Pentwater Capital Management LP	$777,777,777.77	$33,880,471.40
Appaloosa LP	$750,000,000.00	$32,670,454.56
Anchorage Capital Master Offshore, Ltd.	$575,000,000.00	$25,047,348.50
Knighthead Capital Management, LLC solely on behalf of certain funds and accounts it manages and/or advises	$400,000,000.00	$17,424,242.43
MFN Partners, LP	$500,000,000.00	$21,780,303.04
Redwood Master Fund, Ltd.	$359,854,896.00	$15,675,497.37
Redwood Drawdown Master Fund II, L.P.	$140,145,104.00	$6,104,805.67
Centerbridge Special Credit Partners III, L.P.	$81,226,427.00	$3,538,272.39
Centerbridge Credit Partners Master, L.P.	$243,773,573.00	$10,618,924.59
Attestor Value Master Fund LP	$250,000,000.00	$10,890,151.52
TAO Finance 1, LLC	$245,000,000.00	$10,672,348.49
Redwood IV Finance 1, LLC	$105,000,000.00	$4,573,863.64
Stonehill Capital Management, LLC, solely on behalf of certain funds it manages and/or advises	$250,000,000.00	$10,890,151.52
Silver Point Capital Fund, L.P.	$128,450,654.14	$5,595,388.35
Silver Point Capital Offshore Master Fund, L.P.	$218,073,486.30	$9,499,413.23
SPCP Access Holdings, LLC	$44,809,680.00	$1,951,936.82
SPCP Institutional Group, LLC	$88,666,179.56	$3,862,352.52
Third Point Loan LLC	$340,000,000.00	$14,810,606.07
Soros Fund Management LLC, solely on behalf of certain funds it manages and/or advises	$330,000,000.00	$14,375,000.01
Cyrus Capital Partners, L.P., in its capacity as investment manager to and on behalf of certain of its managed funds	$278,058,796.80	$12,112,409.72
Keyframe Capital Partners, L.P.	$9,941,203.20	$433,044.84
First Pacific Advisors, LP on behalf of certain funds and accounts it manages	$250,000,000.00	$10,890,151.52

American Steadfast, L.P.; Steadfast Capital, L.P.; Steadfast International Master Fund Ltd.	$250,000,000.00	$10,890,151.52
Owl Creek I, L.P.	$7,282,543.37	$317,232.00
Owl Creek II, L.P.	$53,450,796.26	$2,328,349.08
Owl Creek Credit Opportunities Master Fund, L.P.	$50,000,000.00	$2,178,030.30
Owl Creek Overseas Master Fund, Ltd.	$108,323,077.15	$4,718,618.89
Owl Creek SRI Master Fund, Ltd.	$5,943,583.22	$258,906.09
Owl Creek Special Situations Fund, L.P.	$10,000,000.00	$435,606.06
HBK Master Fund L.P.	$220,000,000.00	$9,583,333.34
SteelMill Master Fund LP	$70,000,000.00	$3,049,242.43
Glendon Capital Management L.P.	$132,000,000.00	$5,750,000.00
The Mangrove Partners Master Fund, Ltd.	$125,000,000.00	$5,445,075.76
683 Capital Partners, LP	$105,000,000.00	$4,573,863.64
Leonard Ellis	$10,000,000.00	$435,606.06
Monarch Alternative Capital LP, on behalf of its advisory clients and/or related entities	$100,000,000.00	$4,356,060.61
Governors Lane Master Fund LP	$100,000,000.00	$4,356,060.61
Nokota Capital Master Fund, L.P.	$100,000,000.00	$4,356,060.61
Nut Tree Master Fund, LP	$100,000,000.00	$4,356,060.61
Fidelity Summer Street Trust: Fidelity Capital & Income Fund	$26,000,000.00	$1,132,575.76
Fidelity Securities Fund: Fidelity Leveraged Company Stock Fund	$9,000,000.00	$392,045.45
Fidelity Advisor Series I: Fidelity Advisor Leveraged Company Stock Fund	$5,000,000.00	$217,803.03
Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund	$3,400,000.00	$148,106.06
Variable Insurance Products Fund V: Strategic Income Portfolio - High Income Sub	$600,000.00	$26,136.36
Fidelity Advisor Series II: Fidelity Advisor Strategic Income Fund - High Income Sub	$6,000,000.00	$261,363.64
Fidelity Distressed Opportunities Master Fund I, L.P.	$7,000,000.00	$304,924.24
Fidelity Telecom and Utilities Fund	$40,000,000.00	$1,742,424.24
Caspian Capital LP, on behalf of its advisee funds	$86,988,360.00	$3,789,265.68
AG Super Fund Master, L.P.; AG Cataloochee, L.P.; AG MM, L.P.; AG Corporate Credit Opportunities Fund, L.P.	$80,000,000.00	$3,484,848.49

Avenue Energy Opportunities Fund II, AIV L.P.	$75,000,000.00	$3,267,045.46
Solel Capital Partners Master Fund L.P.	$75,000,000.00	$3,267,045.46
Zoe Partners, LP	$30,000,000.00	$1,306,818.18
Irvin Schlussel	$2,500,000.00	$108,901.52
Whitefort Capital Master Fund, LP	$42,000,000.00	$1,829,545.46
Diameter Master Fund LP	$38,011,640.00	$1,655,810.08
Diameter Dislocation Master Fund LP	$2,000,000.00	$87,121.21
DCOIV Master Fund I LP	$3,000,000.00	$130,681.82
Brigade Capital Management, LP solely on behalf of certain funds and accounts it manages and/or advises	$40,000,000.00	$1,742,424.24
Columbus Hill Capital Management, L.P., solely on behalf of certain funds and accounts it manages and/or advises	$40,000,000.00	$1,742,424.24
Serengeti Asset Management, LP, on behalf of its managed funds and accounts	$40,000,000.00	$1,742,424.24
Taal Capital Management LP	$40,000,000.00	$1,742,424.24
CSS, LLC	$40,000,000.00	$1,742,424.24
Madison Avenue International LP	$25,000,000.00	$1,089,015.15
Tyndall Partners, L.P.	$10,000,000.00	$435,606.06
Aryeh Master Fund, LP	$32,500,000.00	$1,415,719.70
Incline Global Management LLC	$25,000,000.00	$1,089,015.15
Lightstone Parent LLC	$25,000,000.00	$1,089,015.15
Route One Investment Company, L.P., as Investment Manager to Route One Fund I, L.P., Route One Fund II, L.P., and Route One Offshore Master Fund, L.P.	$25,000,000.00	$1,089,015.15
Jefferies LLC	$80,000,000.00	$3,484,848.49
Steel Canyon Partners, LP	$8,000,000.00	$348,484.85
BHBL, LLC	$12,500,000.00	$544,507.58
Latigo Partners, LP; on behalf of its Managed Accounts and Affiliated Entities	$20,000,000.00	$871,212.12
Dryden Capital, LLC solely on behalf of certain funds and accounts it manages and/or advises	$3,250,000.00	$141,571.97
D. E. Shaw Galvanic Portfolios, L.L.C.	$149,405,030.42	$6,508,173.68
D. E. Shaw Kalon Portfolios, L.L.C.	$105,619,498.84	$4,600,849.38

York Capital Management Global Advisors, LLC, on behalf of certain funds and/or accounts managed or advised by it or its affiliates	$87,436,981.46	$3,808,807.91
Lord Abbett & Co. LLC	$67,144,315.35	$2,924,847.07
Newtyn Management LLC, on behalf of its advisee funds and members	$40,075,283.17	$1,745,703.62
Brookdale International Partners, L.P.	$13,115,547.22	$571,321.19
Brookdale Global Opportunity Fund	$8,743,698.15	$380,880.79
Tudor Trading I L.P.	$8,795,607.30	$383,141.98
Tudor Riverbend Crossing Partners Portfolio Ltd.	$2,134,015.39	$92,959.00
New Generation Limited Partnership	$1,890,824.72	$82,365.47
New Generation Turnaround Fund (Bermuda) L.P.	$3,289,816.43	$143,306.40
Little Oak Asset Management, LLC	$1,092,962.27	$47,610.10
Schultze Master Fund, Ltd.	$728,641.51	$31,740.07
Total	$12,000,000,000.00*	$522,727,273.00*

    * Does not reflect rounding of individual commitments